================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          N-VIRO INTERNATIONAL CORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606





April 5, 2000

To all N-Viro International Corporation Stockholders:

         The Board of Directors joins us in inviting you to attend the Annual Meeting of Stockholders. The meeting will be held in the West Point Room of the Toledo Club, 235 14th Street, Toledo, Ohio on May 11, 2000. The meeting will begin at 3:00 p.m. (local time). Registration will begin at 2:30 p.m. Refreshments will be served before the meeting.

         In addition to the matters described in the attached Proxy Statement, we will report on the business and progress of N-Viro during 1999 and for the first quarter of 2000. N-Viro's performance for the year ended December 31, 1999 is discussed in the enclosed 1999 Annual Report to Stockholders.

         We hope you will be able to attend the meeting and look forward to seeing you there.

                                  Sincerely,


                                  /s/: J. Patrick Nicholson
                                  ----------------------------------
                                  J. PATRICK NICHOLSON
                                  Chairman of the Board of Directors
                                  and Chief Executive Officer



                                  /s/: Terry J. Logan
                                  ----------------------------------
                                  TERRY J. LOGAN
                                  President and
                                  Chief Operating Officer


                                  /s/: James K. McHugh
                                  ----------------------------------
                                  JAMES K. McHUGH
                                  Chief Financial Officer and
                                  Secretary/Treasurer

                        N-VIRO INTERNATIONAL CORPORATION




                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS


                                       AND


                                 PROXY STATEMENT





                                  MEETING DATE

                                  MAY 11, 2000




                                 --------------





                             YOUR VOTE IS IMPORTANT!

 YOU ARE URGED TO SIGN, DATE, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. Central Avenue, Suite 328
                               Toledo, Ohio 43606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 11, 2000


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of N-Viro International Corporation will be held in the West Point Room of the Toledo Club, 235 14th Street, Toledo, Ohio on May 11, 2000. The Annual Meeting will begin at 3:00 p.m. (local time), for the purpose of considering and acting upon:

         1. The election of three Class I Directors for a term of three years.

         2. The ratification of the appointment of Hausser + Taylor, LLP to serve as independent auditors for the Company for its year ended 2000.

         3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 24, 2000, will be entitled to notice of, and to vote at, such Annual Meeting or any adjournment thereof. Information relating to matters to be considered and voted on at the Annual Meeting is set forth in the Proxy Statement accompanying this notice.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/: James K. McHugh
                                     --------------------------------------
                                     James K. McHugh
                                     Chief Financial Officer, Secretary and
                                       Treasurer

Toledo, Ohio
April 5, 2000




-------------------------------------------------------------------------------
         PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 11, 2000

                                     GENERAL

         THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF N-VIRO INTERNATIONAL CORPORATION (THE "COMPANY") BY ITS MANAGEMENT AND THE BOARD OF DIRECTORS IN CONNECTION WITH THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM TO BE USED IN VOTING AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING"), WHICH IS SCHEDULED TO BE HELD ON THURSDAY, MAY 11, 2000 AT 3:00 P.M. (LOCAL
TIME) AS SET FORTH IN THE FOREGOING NOTICE. At the Annual Meeting, the stockholders will be asked to elect three Class I Directors, ratify the appointment of Hausser + Taylor, LLP to serve as independent auditors of the Company and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         A share cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the action proposed. Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with the Secretary/Treasurer of the Company a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by the Secretary/Treasurer of the Company.

         The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, Directors and officers of the Company may solicit proxies by telephone, facsimile or personal interview. The Company will reimburse Directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. The Company will request brokers and nominees who hold shares in their names to furnish this proxy material to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith. The Company has hired Corporate Investors Communications to solicit proxies for a fee not to exceed $3,000, plus expenses and other customary charges.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date shall constitute a quorum for the transaction of business by such holders at the Annual Meeting. The three nominees for election as Class I Directors who receive the highest number of votes therefor at the Annual Meeting shall be elected as Class I Directors. The ratification of the appointment of Hausser + Taylor, LLP as independent auditors shall require the affirmative vote of a majority of the holders of shares of common stock present or represented by proxy at the Annual Meeting where a quorum is present.

         The executive offices of the Company are located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606. The telephone number is (419) 535-6374. The approximate date on which this material was first sent to stockholders was April 5, 2000. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY, N-VIRO INTERNATIONAL CORPORATION AT THE ABOVE ADDRESS.

               THE DATE OF THIS PROXY STATEMENT IS APRIL 5, 2000.

                          VOTING SECURITIES OUTSTANDING
                          AND PRINCIPAL HOLDERS THEREOF

         The Company had outstanding 2,632,483 shares of common stock, $.01 par value per share (the "shares of common stock"), on March 24, 2000. These shares of common stock constitute the only class of outstanding voting securities of the Company. Stockholders of record at the close of business on March 24, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Each share of common stock is entitled to one vote on all matters to come before the Annual Meeting. Stockholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

         At March 24, 2000, the following were the only persons known to the Company to own beneficially more than 5% of the outstanding shares of common stock:

--------------------------------------------- --------------------------------- --------------------------------------
                                                   Shares of Common Stock           Percentage of Outstanding Shares
    Name and Address of Beneficial Owner             Beneficially Owned           of Common Stock as of March 24, 2000
--------------------------------------------- --------------------------------- --------------------------------------

N-Viro Energy Systems, Inc.(1)                            346,319                             13.16%
3450 West Central Avenue, Suite 328
Toledo, Ohio  43606
-------------------------------------------- --------------------------------- ------------------------------------

J. Patrick Nicholson (2)                                  532,323                             20.22%
3450 West Central Avenue, Suite 328
Toledo, Ohio  43606
--------------------------------------------- --------------------------------- ------------------------------------

                    PROPOSAL 1 - ELECTION OF THREE DIRECTORS

         The By-Laws of the Company provide that the Board of Directors shall be divided into three classes of equal or approximately equal number and that the number of Directors shall from time to time be fixed and determined by a vote of a majority of the Company's entire Board of Directors serving at the time of such vote. The Directors are elected for a three-year term or until the election and qualification of their respective successors. It is intended by the Board that proxies received will be voted to elect the three Class I Directors named below to serve for a three-year term until their respective successors are elected and have qualified or until their earlier resignation or removal.

         If any nominee declines or is unable to accept such nomination to serve as a Class I Director, events which the Board does not now expect, the proxies reserve the right to substitute another person as a Board nominee, or to reduce the number of Board nominees, as they shall deem advisable. The Proxy solicited hereby will not be voted to elect more than three Class I Directors.


                                     CLASS I

                             DIRECTORS TO BE ELECTED

BOBBY B. CARROLL, AGE 66. Mr. Carroll is the President and Chief Executive Officer of Pozzolanic Contracting & Supply Co., a supplier of roadway construction materials in the Southeast U.S. Mr. Carroll also acts as a consultant to the Company with respect to various matters. Mr. Carroll has served as a Director of the Company since May 1997 and is a member of the Board's Compensation and Finance Committees.



________________________

     (1) N-Viro Energy Systems, Inc. is the corporate general partner of N-Viro Energy Systems, Limited, a limited partnership that was one of the predecessor entities that combined to form the Company in October 1993. The general partners of the Partnership are J. Patrick Nicholson, Chairman and Chief Executive Officer of the Company, N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, and four trusts established for the benefit of Mr. Nicholson's children.

     (2) J. Patrick Nicholson is the Chairman and Chief Executive Officer of the Company.

J. PATRICK NICHOLSON, AGE 63. Mr. Nicholson became Chairman, Chief Executive Officer of the Company in May 1993. In 1979, he founded the Partnership, one of the predecessor entities that combined to form the Company in October 1993. From the Partnership's inception to present, Mr. Nicholson has served as one of its general partners and is the controlling stockholder of N-Viro Energy Systems, Inc., the corporate general partner of the Partnership. Mr. Nicholson has served as a Director of the Company since May 1993.

B.K. WESLEY COPELAND, AGE 66. Mr. Copeland, a physical chemist, was the Founder of the International Science and Technology Institute, Inc., as well as Founder and CEO of the Foundation for Economic Development. Mr. Copeland has served as a Director of the Company since May 1997 and is a member of the Board's Compensation and Nominating Committees.


                                    CLASS II

                        DIRECTORS WHOSE TERMS CONTINUE(1)

TERRY J. LOGAN, PH.D., AGE 57. Dr. Logan became Chief Operating Officer and President of the Company in July 1999. From 1971 until his retirement in July 1999, Dr. Logan was a professor of Agronomy at The Ohio State University. Dr. Logan served as President of Pan-American N-Viro Inc. (subsidiary of the Company) from 1994 through 1995 and is the President of Logan Environmental, Inc. (environmental consulting firm). Dr. Logan has been a member of the Board since May 1993.

JAMES D. O'NEIL, P.E., AGE 69. Mr. O'Neil has served as the Vice-President of Engineering and Operations since May, 1993. Prior to that date, Mr. O'Neil was Vice-President and General Manager of Leon Boulton & Son, Inc., for 14 years, and subsequently self-employed as an engineering consultant. Mr. O'Neil has been a member of the Board since August 1997 and is a member of the Board's Nominating Committee.

MICHAEL G. NICHOLSON, AGE 33. Mr. Nicholson has served as the Vice-President of Sales and Marketing of the Company since December, 1996. Prior to that date, Mr. Nicholson served the Company and the Partnership in various management positions in sales. Mr. Nicholson is the son of J. Patrick Nicholson, Chairman, Chief Executive Officer and President of the Company. Mr. Nicholson has been a member of the Board since February 1998 and is a member of the Board's Nominating Committee.


                                    CLASS III

                        DIRECTORS WHOSE TERMS CONTINUE(2)

WALLACE G. IRMSCHER, AGE 77. Mr. Irmscher has been self-employed as a consultant in the construction and construction materials industry since 1995. Prior to the time, Mr. Irmscher was an officer and Director of Newfoundland Resources and Mining Limited (quarry operation), an entity that was the subject of bankruptcy proceedings in 1995. Mr. Irmscher is a Director of United States Lime and Minerals, Inc. (publicly traded company), has served as a Director of the Company since May 1995 and is a member of the Board's Audit and Finance Committees.

CHARLES B. KAISER, JR., AGE 76. From 1957 until his retirement in 1990, Mr. Kaiser was general counsel to the St. Louis Metropolitan Sewer District. Mr. Kaiser is also a former President of both the Water Environment Federation and the Association of Metropolitan Sewerage Agencies. Mr. Kaiser has served as a Director of the Company since May 1993 and is a member of the Board's Audit and Finance Committees.

_____________________

     (1)  The terms of Messrs. Logan, O'Neil and M. Nicholson expire in 2001.

     (2)  The terms of Messrs. Irmscher, Kaiser and Haslinger expire in 2002.

DANIEL J. HASLINGER, AGE 44. Mr. Haslinger is Chief Executive Officer and Owner of Micro Macro Integrated Technologies. Mr. Haslinger is also Chief Executive Officer of both WJZE 97.3FM Mission Radio Broadcasting and Buckeye Beef. Mr. Haslinger is President of N-Viro Filipino, a licensee of the Company. Mr. Haslinger has served as a Director of the Company since May 1999 and is a member of the Board's Audit and Compensation Committees.

         THE MANAGEMENT AND THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR CLASS I DIRECTORS. The nominees who receive the highest number of votes at the Annual Meeting shall be elected as Directors.


                              BOARD AND COMMITTEES

         Pursuant to Delaware law, under which the Company is organized, the Company's business, property and affairs are managed under the direction of the Board of Directors. The Board met four times during the year ended December 31, 1999. The Board has appointed standing Audit, Compensation, Finance and Nominating Committees. In 1999, each incumbent Director attended at least 75% of the aggregate meetings of the Board and the Committees on which they served, except Frederick Kurtz, who attended one of the four meetings.

         The Audit Committee of the Board of Directors currently consists of three members and met four times during the year ended December 31, 1999. The Audit Committee recommends the appointment of auditors and oversees the accounting and internal audit functions of the Company.

         The Compensation Committee of the Board of Directors currently consists of three members and met twice during the year ended December 31, 1999. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options pursuant to the Company's Stock Option Plan.

         The Finance Committee of the Board of Directors currently consists of three members and met once during the year ended December 31, 1999. The Finance Committee assists in monitoring cash flow requirements of the Company and approves any internal or external financing or leasing arrangements.

         The Nominating Committee of the Board of Directors currently consists of three members and met twice during year ended December 31, 1999. The Nominating Committee considers and recommends to the Board of Directors nominees for election to the Board of Directors. The Nominating Committee may, in its discretion, consider nominations by stockholders proposed for the 2001 Annual Meeting. All stockholder nominations should be directed to N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention:
Secretary/Treasurer. Such stockholder recommendations must be in writing, contain a description of the nominee's qualifications and his or her consent to serve and must be received by the Company no later than January 12, 2001.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

         The following table sets forth, as of March 24, 2000, unless otherwise specified, certain information with respect to the beneficial ownership of the Company's shares of common stock by each person who is a Director of the Company, a nominee for the Board, each of the named Executive Officers, and by the Directors and Executive Officers of the Company as a group.

----------------------------------------- ------------------------------ ------------------------
                                     Beneficial Ownership of
                                  Common Stock as of March 24,
        Name of Beneficial Owner                      2000                  Percent of Class
----------------------------------------- ------------------------------ ------------------------

Bobby B. Carroll                                    126,000(1)(2)                  4.79%
----------------------------------------- ------------------------------ ------------------------

B.K. Wesley Copeland                                  9,300(2)                      .35%
----------------------------------------- ------------------------------ ------------------------

Daniel Haslinger                                      1,800(2)                      .07%
----------------------------------------- ------------------------------ ------------------------

Wallace G. Irmscher                                  10,725(2)                      .41%
----------------------------------------- ------------------------------ ------------------------

Charles B. Kaiser, Jr.                               10,850(2)                      .41%
----------------------------------------- ------------------------------ ------------------------

Terry L. Logan                                       42,987(2)                     1.63%
----------------------------------------- ------------------------------ ------------------------

James K. McHugh                                      19,321(2)                      .73%
----------------------------------------- ------------------------------ ------------------------

J. Patrick Nicholson                                532,323(2)(3)                 20.22%
----------------------------------------- ------------------------------ ------------------------

Michael G. Nicholson                                 40,601(2)                     1.54%
----------------------------------------- ------------------------------ ------------------------

James D. O'Neil                                      18,825(2)                      .72%
 ---------------------------------------- ------------------------------ ------------------------

----------------------------------------- ------------------------------ ------------------------

All Directors and Executive Officers as             812,732(4)                    30.87%
a group (10 persons)
----------------------------------------- ------------------------------ ------------------------

--------------------------------

         (1) Includes 41,600 Shares actually owned by Pozzolanic Contracting & Supply Co., a company of which Mr. Carroll is the controlling shareholder.

         (2) Includes shares not actually owned by such individuals as of March 24, 2000, but of which beneficial ownership could be acquired currently by such individuals upon the exercise of outstanding options.

         (3) Includes 450 shares owned by the Partnership, of which Mr. Nicholson is a general partner, and 346,319 shares owned by N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling shareholder.

         (4) Includes an aggregate of 183,325 shares not actually owned by such Directors and Executive Officers as of March 24, 2000, but of which beneficial ownership could be acquired currently by such Directors and Executive Officers upon the exercise of outstanding options.

EXECUTIVE OFFICERS OF THE COMPANY

         The following information is furnished as to the Executive Officers of the Company:

J. PATRICK NICHOLSON, AGE 63. Mr. Nicholson has served as Chairman and Chief Executive Officer of the Company since its inception in May 1993. As described above, Mr. Nicholson served in a similar capacity to the Partnership prior to that date.

TERRY J. LOGAN, AGE 57. Dr. Logan has served as Chief Operating Officer of the Company since July 1999. As described above, Dr. Logan served as a professor at The Ohio State University prior to that date.

JAMES K. McHUGH, AGE 41. Mr. McHugh has served as Chief Financial Officer, Secretary and Treasurer of the Company since January 1997. Prior to that date, Mr. McHugh served the Company and the Partnership in various capacities including Controller and Director of Accounting and Taxation.

                                  REMUNERATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table presents the total compensation awarded to, earned by, or paid to, the Chief Executive Officer and the Vice-President of Engineering and Operations of the Company during 1998 and 1999. There were no other Executive Officers of the Company who were serving at the end of 1999 and whose total annual salary and bonus, if any, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                Annual Compensation            Long-Term
                                                -------------------           Compensation         All Other
  Name and Principal Position     Year          Salary ($) Bonus ($)         Options (#)(1)     Compensation ($)
--------------------------------------------------------------------------------------------------------------------
J. Patrick Nicholson             1999        $ 131,750              -0-             -0-               -0-
Chairman and Chief Executive     1998        $ 131,250           21,000          50,000               -0-
Officer                          1997        $ 125,600              -0-           5,000               -0-

James D. O'Neil                  1999        $ 105,500              -0-             -0-               -0-
Vice-President of Engineering    1998        $ 105,000              -0-          25,000               -0-
and Operations                   1997        $  76,100              -0-           3,000               -0-
--------------------------------

         (1) The numbers shown represent the number of shares of common stock for which options were granted to the named Executive Officers in 1997, 1998 and 1999.

EMPLOYMENT AGREEMENTS

         On June 14, 1999, Dr. Logan entered into a five-year employment agreement with the Company at a minimum annual salary of $144,000, reviewable annually at January 1 during the employment term. Such agreement also provides that Dr. Logan shall be entitled to (i) bonuses to be payable at the discretion of the Board of Directors, (ii) other benefits, including insurance and pension plan, as are provided to other Executive Officers of the Company, and (iii) stock options to purchase 50,000 shares of the Company's common stock. Effective July 1, 1999, Dr. Logan voluntarily agreed to reduce his minimum annual salary to $120,000 for the years ended December 31, 1999 and 2000.

         On December 2, 1999, Mr. Nicholson entered into a two and one-half-year employment agreement with the Company at a minimum annual salary of $144,000, reviewable annually at January 1 during the employment term. Such agreement also provides that Mr. Nicholson shall be entitled to (i) bonuses to be payable at the discretion of the Board of Directors, (ii) such medical and other benefits, including insurance and pension plan, as are provided to other

Executive Officers of the Company, and (iii) stock options to purchase 50,000 shares of the Company's common stock. Effective December 2, 1999, Mr. Nicholson voluntarily agreed to reduce his minimum annual salary to $131,250 for the years ended December 31, 1999 and 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR
  ----------------------------- -------------- ------------- ------------- -------------- ---------------------------
                                                % of Total                                   Potential Realizable
                                  Number of      Options                                   Value at Assumed Annual
                                 Securities     Granted to                                   Rates of Stock Price
                                 Underlying     Employees    Exercise or                   Appreciation for Option
                                   Options      in Fiscal     Base Price    Expiration               Term
              Name                 Granted         Year       ($/share)        Date              5% ($) 10% ($)
  ----------------------------- -------------- ------------- ------------- -------------- ---------------------------

  J. Patrick Nicholson               -0-           n/a           n/a            n/a           n/a           n/a
  ----------------------------- -------------- ------------- ------------- -------------- ------------- -------------

  James D. O'Neil                    -0-           n/a           n/a            n/a           n/a           n/a
  ----------------------------- -------------- ------------- ------------- -------------- ------------- -------------
--------------------------------


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
-------------------------- ------------- ------------- ------------------------------ ------------------------------
                              Shares        Value                                         Value of Unexercised
                           Acquired On     Realized        Number of Unexercised         In-The-Money Options at
          Name             Exercise(1)      ($)(1)     Options at Fiscal Year End(2)     Fiscal Year End ($)(3)
-------------------------- ------------- ------------- ------------------------------ ------------------------------

                                                       Exercisable    Unexercisable   Exercisable    Unexercisable
-------------------------- ------------- ------------- ------------- ---------------- ------------- ----------------

J. Patrick Nicholson           -0-           $-0-         48,000         32,000           $281           $188
-------------------------- ------------- ------------- ------------- ---------------- ------------- ----------------

James D. O'Neil                -0-           $-0-         17,325         16,800           $169           $113
-------------------------- ------------- ------------- ------------- ---------------- ------------- ----------------
--------------------------------

         (1) No options were exercised by the named Executive Officers in 1999.

         (2) All options have been adjusted to reflect a one-for-four reverse stock split effective October 31, 1995.

         (3) Options are "in-the-money" only if the closing market price of the common stock on December 31, 1999 exceeded the exercise price of the options. There were 10,100 options "in-the-money" that were held by Executive Officers of the Company on December 31, 1999 at $1.65625 per share closing price.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as Directors. Effective April 1, 1994 through May 13, 1999, non-employee Directors no longer received cash compensation, but received stock options pursuant to the Company's Stock Option Plan. Each Director received a grant of 500 shares of Common Stock of the Company per meeting attended, as approved by the Compensation Committee on May 9, 1997. Effective May 14, 1999, non-employee directors no longer receive stock options, but receive a payment of 400 shares of unregistered Common Stock of the Company per meeting attended, as approved by the Compensation Committee on May 13, 1999. The Directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

COMPENSATION COMMITTEE INTERLOCKS

         From January 1, 1999 to November 16, 1999, the members of the Compensation Committee consisted of Mr. Copeland, Mr. Carroll and Mr. Kurtz, each of whom is a non-employee Director of the Company. Mr. Kurtz resigned as a Board member effective November 17, 1999, and was replaced on the Compensation Committee by Mr. Haslinger.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation of the Company's Executive Officers is determined by the Compensation Committee of the Board of Directors.

         The Committee's compensation philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist the Company in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

         The Committee establishes salaries at a level intended to be competitive with the average salaries of Executive Officers in comparable companies with adjustments made to reflect the financial health of the Company. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through Company and individual performance.

         Long-term incentives are provided through stock options granted under the Company's Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

         The Committee, subject to any employment agreement in effect with its Executive Officers reviews and recommends to the Board of Directors for approval the salaries, bonuses and long-term incentives of the Company's officers, including its most highly compensated Executive Officers. In addition, the Committee grants stock options under the Company's Stock Option Plan to Executive Officers and other selected employees, Directors and to consultants, and otherwise administers the Company's Stock Option Plan.

         The Committee has not formulated any policy regarding qualifying compensation paid to the Company's Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

         With respect to Chief Executive Officer compensation, Mr. Nicholson's base salary for 1999 was $131,250. Mr. Nicholson's base salary is determined by his Employment Agreement which entitles him to a minimum annual base salary of $144,000. See "Employment Agreements." However, Mr. Nicholson has reduced his base salary in each of the five preceding years. He will be paid an annual minimum base salary of $131,250 for 2000. Mr. Nicholson will continue to accept a reduced base salary until such time as the Company's profitability permits payment of the $144,000 annual minimum base salary provided for in his Employment Agreement.

         The Committee is also responsible for recommending to the Board of Directors bonus amounts payable to Mr. Nicholson, the Chief Executive Officer. Any bonuses payable will be determined by the Committee, based on the same elements and factors relating to the other Executive Officers of the Company. As the founder and the largest beneficial owner (20.22% of total shares of common stock outstanding) of the Company, Mr. Nicholson has a significant portion of his wealth invested in the Company's stock. Mr. Nicholson's level of stock ownership continues to provide a strong link between Company performance and the resulting rewards.

         Compensation Committee of the Board of Directors
         N-Viro International Corporation
                  Bobby B. Carroll
                  B.K. Wesley Copeland
                  Daniel Haslinger

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the yearly percentage change and the cumulative total shareholder return on the Company's shares against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and an index comprised of Peer Group companies selected by the Company. The Peer Group consists of six companies considered to be either competitors or similar to the Company. Upon written request to the Secretary/Treasurer, N-Viro International Corporation, 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606, the Company shall provide stockholders with the names of the component issuers. The data is for the period beginning October 12, 1993, the date of the Company's initial public offering, and ending December 31, 1999. The calculation assumes that $100 was invested at the close of business on October 12, 1993 and all dividends are assumed to be reinvested.


[GRAPH INSERTED HERE]

======================================================================================================================
                       12/30/94         12/29/95        12/31/96        12/31/97         12/31/98        12/31/99
----------------------------------------------------------------------------------------------------------------------
NASDAQ Index             100.0           141.3            173.9           213.1           300.2            545.7
----------------------------------------------------------------------------------------------------------------------
Company                  100.0            28.6             32.1            35.7            19.6             23.7
----------------------------------------------------------------------------------------------------------------------
Peer Group               100.0           146.1             87.9            92.0           143.5            109.2
======================================================================================================================

         Except to the extent the Company specifically incorporates this information by reference, the foregoing Report of the Compensation Committee and Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information shall not otherwise be deemed filed under such Acts.

SECTION 16(a) COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Directors and Executive Officers, and persons who own beneficially more than ten percent (10%) of the shares of common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the Directors and Executive Officers complied with all applicable filing requirements during the fiscal year ended December 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Bobby B. Carroll, a consultant to and Director of the Company, is currently under a consulting contract with the Company that will pay him $60,000 per year through 2002. In addition, Pozzolanic Contracting & Supply Co., a company of which Mr. Carroll is the controlling shareholder, sells materials to the Company in the ordinary course of business, the aggregate amount of which was approximately $29,000 in 1999.

         Frederick Kurtz, a consultant to and former Director of the Company, received consulting fees in the amounts of $8,250 in 1999 and $30,000 in 1998. Mr. Kurtz was paid these fees in the form of shares of common stock in the Company. Mr. Kurtz resigned his position on the Board of Directors on November 17, 1999.

         Dr. Terry J. Logan, Ph.D., the Chief Operating Officer and Director of the Company, received consulting fees in the amounts of $36,000 in 1999 (for services rendered through June 30, 1999) and $88,000 in 1998. Dr. Logan is also the controlling shareholder of Logan Environmental, Inc., an environmental consulting firm which performs administrative services for the Company from time to time.

         Charles Kaiser, a consultant to and Director of the Company, received consulting fees in the amounts of $-0- in 1999 and $4,500 in 1998.

         James D. O'Neil, a Director of the Company, has been employed as Vice-President of Engineering and Operations of the Company since March, 1993. Prior to that date, Mr. O'Neil was Vice-President and General Manager of Leon Boulton + Son, Inc. for 14 years, and subsequently self-employed as an engineering consultant. Mr. O'Neil has announced his retirement as an employee of the Company effective June 1, 2000. The Company expects to retain the services of Mr. O'Neil as an outside consultant for the remainder of the fiscal year.

         Michael Nicholson, a Director of the Company, has been employed as Vice-President of Sales and Marketing of the Company since December, 1996. Prior to that date, Mr. Nicholson served the Company and the Partnership in various management positions in sales. For the years ended 1999 and 1998, Mr. Nicholson earned $84,000 and $83,500, respectively, from the Company. Mr. Nicholson is the son of J. Patrick Nicholson, Chairman, Chief Executive Officer and President of the Company.

      PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

       On September 21, 1999, McGladrey & Pullen, LLP, the Registrant's certifying accountant, resigned as the certifying accountant for the Registrant by so notifying the Registrant in writing. McGladrey & Pullen, LLP served as the Company's independent auditors of the Company since January 10, 1996. McGladrey & Pullen, LLP issued, for the periods ended December 31, 1997 and 1998, an unqualified opinion, without qualification, disclaimer, adverse opinion or any uncertainties. McGladrey & Pullen, LLP voluntarily resigned as the certifying accountant for the Registrant. Neither the Registrant, nor its Board of Directors or any committee thereof made a decision to change accountants. There were no disagreements with McGladrey & Pullen, LLP during the Registrant's two most recent fiscal years and subsequent interim periods on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. There have been no reportable events within the Registrant's two most recent fiscal years and subsequent interim periods. On November 9, 1999, at a meeting of the Board of Directors, Hausser + Taylor, LLP, was approved as the Registrant's newly engaged certifying independent accountant for the fiscal year ending December 31, 1999.

         Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2001 because of the difficulty and expense of making such a substitution. Representatives of Hausser + Taylor, LLP, are expected to attend the Annual Meeting and will be available to respond to appropriate questions. Those representatives will have the opportunity to make a statement if they desire to do so.

         Audit services of Hausser + Taylor, LLP for the year ended December 31, 1999 included the audit of the financial statements of the Company included in the Annual Report to Shareholders for 1999, services related to filings with the Securities and Exchange Commission and consultation and assistance on accounting related matters.

         The services furnished by Hausser + Taylor, LLP have been at customary rates and terms. There are no existing direct or indirect understandings or agreements that place a limit on future years' audit fees.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF HAUSSER + TAYLOR, LLP. The affirmative vote of the holders of a majority of shares of common stock present in person or by proxy at the Annual Meeting will be required for such ratification.

                                  OTHER MATTERS

         The Company is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

         The Board of Directors requests that any shareholder proposals intended for inclusion in the Company's proxy materials for the 2001 Annual Meeting be submitted to James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, in writing no later than January 12, 2001. Unless the Company has been given written notice by February 20, 2001 of a shareholder proposal to be presented at the 2001 Annual Meeting other than by means of inclusion in the Company's proxy materials for the meeting, persons named in the proxies solicited by the Board of Directors for the meeting may use their discretionary voting authority to vote against the proposal.


                               BY THE ORDER OF THE BOARD OF
                               DIRECTORS


                               /s/: James K. McHugh
                               ------------------------------------------------
                               James K. McHugh
                               Chief Financial Officer, Secretary and Treasurer

                        N-VIRO INTERNATIONAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         Annual Meeting of Stockholders
                             To Be Held May 11, 2000

       Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints J. Patrick Nicholson, Terry J. Logan and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held in the West Point Room of the Toledo Club, 235 14th Street, Toledo, Ohio on May 11, 2000 at 3:00 p.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

1.     Election of Class I           FOR all nominees listed below                    WITHHOLD AUTHORITY
       Directors                     (Except as marked to the contrary below)         to  vote  for  all  nominees
                                                                                      listed below ?

         Nominees: Bobby B. Carroll, J. Patrick Nicholson and B.K. Wesley
Copeland

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------
2.     Ratify the appointment of Hausser + Taylor, LLP as independent auditors.

                  FOR              AGAINST                ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

            (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)








         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS I DIRECTORS AND FOR PROPOSAL 2.

         Please sign exactly as name appears below.

         When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.



                                      Dated_______________________________, 2000



                                      ------------------------------------------
                                                        Signature



                                      ------------------------------------------
                                           Signature (if held jointly)


                                       PLEASE CHECK HERE IF YOU PLAN TO ATTEND
                                                THE ANNUAL MEETING